SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 20, 1994



                           WESTBANK CORPORATION


    Massachusetts                 0-12784             04-2830731
(State of Incorporation) (Commission File Number)(IRS Employer ID No.)


          225 Park Avenue, West Springfield, Massachusetts  01090
                 (Address of principal executive offices)


                              (413) 747-1400
                      (Registrant's telephone number)




Item 4.  Changes in Registrant's Certifying Accountant.

     At the 1994 Annual Meeting of Shareholders, held on April 20, 1994, the Shareholders of Westbank Corporation voted to terminate the client auditor relationship between the Corporation and its certifying accountants, KPMG Peat Marwick ("Peat Marwick"), and, accordingly, the client auditor relationship between the Corporation and Peat Marwick was terminated effective with the completion of the 1993 financial audit, the preparation of the 1993 Annual Report of the Corporation and the presentation of the 1993 Annual Report of the Corporation to the 1994 Annual Meeting of Shareholders.

     Peat Marwick's report on the Corporation's financial statements during the two most recent fiscal years preceding the date hereof contain no adverse opinion or disclaimer of opinions, and was not qualified as to audit scope or accounting principles. Peat Marwick's December 31, 1992 opinion contained a modification because the Corporation's subsidiary Bank, Park West, was categorized as undercapitalized by the Federal Deposit Insurance Corporation. The Corporation's December 31, 1992 financial statements did not contain any adjustments as to this uncertainty (see "Agreement with Regulatory Authorities", p.14 and Note 16 to the Corporation's financial statements). Peat Marwick's December 31, 1993 opinion was not so modified since, as of that date Park West was categorized as adequately capitalized by the Federal Deposit Insurance Corporation. In addition, in 1993, the Corporation adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", as issued by the Financial Accounting Standards Board in February, 1992.

     During the last two fiscal years and the subsequent interim periods preceding the date hereof, there were no disagreements between the Corporation and Peat Marwick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Peat Marwick, would have caused Peat Marwick to make a reference to the subject matter of the disagreements in connection with its reports.

     None of the "reportable events" described under Item 304(a) (1)
(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Regulation S-K") occurred within the Corporation's two most recent fiscal years and any subsequent interim periods preceding the date hereof.

     Exhibits

     (1)  Letter from KPMG Peat Marwick






Exhibit 1. - Letter from KPMG Peat Marwick

     We have reviewed Form 8-K, dated April 20, 1994 of Westbank Corporation regarding the dismissal of KPMG Peat Marwick as certifying auditors for Westbank Corporation, to be filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein, as those statements relate to KPMG Peat Marwick.











                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                WESTBANK CORPORATION
                                                    (Registrant)


Date: 4/20/94
                                          Donald R. Chase, President